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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 31, 2006

                               Carrollton Bancorp
               (Exact Name of Registrant as Specified in Charter)

          Maryland                 000-23090                    52-1660951
(State or Other Jurisdiction    (Commission File              (IRS Employer
      of Incorporation)              Number)                Identification No.)

         344 North Charles Street, Suite 300, Baltimore, Maryland 21201
               (Address of Principal Executive Offices)   (ZIP Code)

        Registrant's telephone number, including area code (410) 536-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

     (d) Appointment of Director. Mr. William L. Hermann was elected director of Carrollton Bancorp at the regular meeting of the board of directors on May 25, 2006. Mr. Hermann will serve on the Audit Committee. Mr. Hermann was elected director of Carrollton Bank at the regular meeting of the board of directors on March 23, 2006.

          Mr. Hermann, age 60, is President and Chief Executive Officer of William L. Hermann, Inc. Towson Maryland, a financial management and consulting firm where he has served since 1985.

          Any and all transactions between Bancorp or the Bank and this individual or his immediate family and associates were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management, any and all such loans did not involve more than normal risk of collectibility or present other unfavorable features.

Item 7.01. Regulation FD Disclosure

     Exhibit 99.1 is provided under Item 7.01.

Item 9.01. Financial Statements and Exhibits.

   (a)  Financial statements of businesses acquired. Not applicable.
   (b)  Pro forma financial information. Not applicable.
   (c)  Exhibits. Exhibit 99.1


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CARROLLTON BANCORP

                                    By:  /s/ Robert A. Altieri
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                                    Name: Robert A. Altieri
                                    Title: Chief Executive Officer and President

Date: May 31, 2006

                                    By:  /s/ James M. Uveges
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                                    Name: James M. Uveges
                                    Title: Senior Vice President and
                                           Chief Financial Officer

Date May 31, 2006


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                                  EXHIBIT INDEX

Exhibit                       Description
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99.1      Press Release issued May 31, 2006


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